EXHIBIT 10.1
ACCELERATED OPTION SHARES LOCK-UP AGREEMENT
December ___, 2005
Raindance Communications, Inc.
Re:      Vested Option Shares Lock-up Agreement
Ladies and Gentlemen:
The undersigned officer of Raindance Communications, Inc., a Delaware corporation (the “Company”), was granted certain stock options pursuant to the Company’s 2000 Equity Incentive Plan (the “Plan”) as listed in Schedule A below (the stock options so listed are referred to herein as the “Accelerated Options”). Pursuant to Section 12(e) of the Plan, the Company’s Board of Directors plans to amend the terms of the Accelerated Options in order to accelerate the vesting of such options so that the undersigned has the right to exercise such options in their entirety on December 31, 2005 (the “Amendment”).
In recognition of the benefit that the Amendment will confer upon the undersigned, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Company’s Board of Directors, the undersigned will not, directly or indirectly, with respect to any Accelerated Option or shares purchasable under the Accelerated Options (collectively, the Accelerated Options and shares purchasable thereunder are referred to herein as the “Accelerated Option Securities”), take any of the following actions from and after the date hereof until the earlier of (i) the undersigned’s termination of services with the Company, and (ii) the date such Accelerated Option would have vested in full under the original terms governing such options, including the Stock Option Grant Notice and resolutions adopted by the Board of Directors relevant thereto, applicable to such Accelerated Option: (1) Offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, the Accelerated Option Securities, or (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Accelerated Option Securities, regardless of whether any of the transactions described in clause (1) or (2) above is to be settled by delivery of stock, in cash or otherwise.
Notwithstanding the foregoing, the restrictions set forth in the preceding paragraph shall not apply to (i) Accelerated Option Securities that, as of the date of any such restricted action, already would have been vested pursuant to the terms of the original stock option applicable to such Accelerated Option, (ii) transfers of Accelerated Option Securities made as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions set forth herein prior to such transfer, and (iii) transfers of Accelerated Option Securities made to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound by the restrictions set forth herein prior to such transfer, and provided further that any such transfer shall not involve a disposition for value. Nothing in this Agreement shall confer upon the undersigned the right to take any action with respect to any Accelerated Option Securities that would violate applicable securities laws or the terms of the Plan, the Stock Option Grant Notice and the Stock Option Agreement applicable to such Accelerated Option Securities.
In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.
The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.
THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Very truly yours,

Signed:

Print Name:

Schedule A

Option Grant Date	Shares Subject to Option	Option Exercise Price